UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

Date of Report: June 13, 2008 (Date of earliest event reported) PLANGRAPHICS, INC. (Exact name of registrant as specified in its charter)

Colorado	0-14273	84-0868815
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

112 East Main Street, Frankfort, KY 40601
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (720) 851-0716

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(Former Name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[      ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[      ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[      ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[      ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 – Other Events Matters Related to Accountants and Financial Statements

ITEM 8.01     Other Events

On June 16, 2008, the Registrant distributed the press release in Exhibit 99.1 announcing it was advised on June 13, 2008 that the Financial Industry Regulatory Authority cleared Spartan Securities Group, Ltd. request for an upriced quotation on the OTC Bulletin Board and Pink Sheets for PlanGraphics, Inc.’s (the “Company”) common stock. The Company is now listed on the OTC Bulletin Board under the trading symbol “PGRA.OB”.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
No.	Description

99.1	Press Release dated June 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANGRAPHICS, INC.
(Registrant)

June 19, 2008	/S/ Fred Beisser
(Signature)
Frederick G. Beisser
Senior Vice President - Finance
Secretary, Treasurer and Principal Accounting Officer

     EXHIBIT INDEX

Exhibit No.                       Description

99.1                                   Press Release dated June 16, 2008.